EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-8518, 33-43913, 333-33583 and 333-40866 of Nanometrics Incorporated on Form
S-8 of our report dated February 15, 2001, appearing in this Annual Report on Form 10-K of Nanometrics Incorporated for the year ended December 31, 2000.


Deloitte & Touche LLP
San Jose, California
March 27, 2001